Performance Commentary | 4th Quarter 2022

Chang Suh, CFA, CEO and CIO

William Pierce, CFA, Senior Portfolio Manager

January 20, 2023

Highlights

•	The AFL-CIO Housing Investment Trust (HIT) finished 2022 with $345 million committed to 17 directly sourced impact investment projects, including $85 million to four construction/substantial rehabilitation projects during the fourth quarter. As of December 31, 2022, 41 projects receiving HIT financing were under construction. These construction investments enhance the fundamental value of the portfolio by boosting yield and generating additional portfolio income as they fund while also promoting the creation of union construction jobs and housing.
•	With a yield to worst of 5.20% – the highest level offered since late 2008 – and an 86% agency/government credit portfolio, the HIT offers an attractive risk-return profile. At quarter end, the HIT had a yield advantage compared to the Bloomberg US Aggregate Bond Index * (Bloomberg Aggregate or Benchmark) and to the credit equivalent AAA Component of the Bloomberg Aggregate (AAA Index) of 52 and 79 basis points (bps), respectively.
•	In the fourth quarter, investment grade fixed income returns were positive as interest rates were nearly flat and spreads tightened; this comes after three consecutive quarters of rising interest rates and widening spreads.
•	Most fixed income spread assets tightened relative to Treasuries due to the risk-on capital market environment. The Federal Reserve indicated they are nearing the end of their hiking cycle given decreasing inflation, which helped all spread-related investments. The HIT is structurally overweight spread product and underweight Treasuries.
•	The Federal Reserve continued to tighten monetary policy throughout the quarter, hiking rates by 75 and 50 bps at their November and December meetings, respectively. Inflation has slowed on an annual basis every month since the end of the second quarter though it remains elevated by historical standards. The yield curve became further inverted throughout the quarter, signaling that market participants are pricing in an increased likelihood of a recession.
•	The HIT generated a gross return of 1.02% and net return of 0.92% for the fourth quarter, compared to 1.87% for the Bloomberg Aggregate.[1] The HIT’s underperformance was driven by a reversal in credit spreads, which tightened significantly this quarter following three consecutive quarters of widening, amid a risk-on capital market environment. Corporate bonds, which the HIT does not hold, were the best performing sector in fixed income for the quarter on both an absolute and excess return basis.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2022 Q4 Portfolio Commentary

•	The HIT continues to position its portfolio to moderate the negative effects of this higher interest rate environment on asset valuations by overweighting adjustable-rate securities, which will benefit portfolio yield as the Federal Reserve continues to raise short term interest rates.
•	The HIT’s relative duration position ended 2022 similar to recent years, slightly short compared to the Benchmark. In 2023, the HIT will look to manage interest rate risk closer to duration neutral relative to the Barclays Aggregate.
•	These are extraordinary times and significant volatility in asset prices is likely to continue. Inflation is projected to remain above the Fed’s target in the near term given the continued supply chain constraints, rise in commodity prices – exacerbated by the ongoing Russia/Ukraine conflict, and a tight labor market. Given the uncertain path of interest rates and the elevated risk for asset valuations in this rising rate environment, investments in high grade credit quality funds remain prudent.

4th Quarter Performance

The AAA Index represents the AAA Component of the Bloomberg US Aggregate Bond Index.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Total returns for investment grade fixed income strategies were positive on a quarterly basis for the first time in 2022 despite further tightening of monetary policy from the Federal Reserve, with interest rates close to flat and most spreads tighter. Corporate bonds tightened the most of all fixed income spread products, reversing their widening trend for the first three quarters of the year, leading the HIT to underperform the Bloomberg Aggregate in the fourth quarter given HIT’s structural underweight to corporates. The HIT finished the fourth quarter with a total return of 1.02% and a net return of 0.92%, underperforming the Bloomberg Aggregate return of 1.87%.

The HIT’s relative performance for the quarter benefitted from the portfolio’s active interest rate risk management of short duration, overweight to adjustable-rate investments, and underweight to Treasuries, which was the worst performing asset class in the Benchmark on a total return basis.

2022 Q4 Portfolio Commentary

However, the HIT’s underweight to corporates and agency residential mortgages hindered relative performance, as these two asset classes were the best performing asset classes in the Benchmark on both an absolute and excess return basis. HIT’s relative performance lagged the AAA Index’s 1.28% return for the quarter given that some multifamily spreads continued to widen relative to Treasuries.

Positive contributions to HIT’s 4th quarter relative performance vs. Bloomberg Aggregate included:

•	The portfolio’s ongoing yield advantage over the Bloomberg Aggregate. As of December 31, 2022, the HIT had a relative yield advantage of 52 bps.
•	The portfolio’s underweight to Treasuries as it was the worst performing major asset class in the Bloomberg Aggregate on both an excess and total return basis during the fourth quarter of 2022. The HIT had an average allocation of 3.1% to Treasuries during the quarter while the benchmark had an average allocation of 40.8%.
•	Performance by Fannie Mae Delegated Underwriting and Servicing (DUS) securities in the portfolio as spreads tightened on longer maturity fixed-rate structures, with the benchmark 10/9.5s tightening by approximately 10 bps. The HIT had an average allocation of 21.5% to fixed-rate single-asset DUS securities of various structures while the Benchmark has none.
•	The portfolio’s overweight to adjustable-rate securities with an average allocation of 13.5% during the fourth quarter of 2022, whereas the Benchmark only has fixed rate assets.
•	The portfolio’s short relative duration versus the Benchmark as rates sold off across the curve. See “The Yield Curve – Treasuries” below.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

•	The portfolio’s underweight to corporate bonds, the best performing major asset class in the Bloomberg Aggregate on both a total and excess return basis. Corporates produced an excess return of 289 bps and a total return of 363 bps for the quarter. The HIT does not invest in corporate bonds, whereas the Benchmark had an average allocation of 24.2% during the quarter.
•	The portfolio’s underweight to agency-insured fixed-rate single family mortgage-backed securities (MBS), the second best performing major asset class in the Benchmark on an excess and total return basis for the quarter with a 106-bps excess return and 214-bps total return. During the quarter, the portfolio had an average allocation to the sector of 13.7% compared to 27.6% for the Bloomberg Aggregate.
•	Performance by Ginnie Mae construction/permanent loan certificates (CLC) and FHA/Ginnie Mae permanent loan certificates (PLC) in the portfolio as spreads widened for the quarter by approximately 1 and 17 bps, respectively. The HIT had an average allocation of 16.8% to CLC and PLC securities during the quarter.
•	The portfolio’s overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. Those returns were 41, 134, 247, and 339 bps, respectively. The HIT has an overweight with respect to the Benchmark in high credit quality investments. Approximately 89.2% of the HIT portfolio was AAA-rated or carried a government or Government-Sponsored Enterprise (GSE) guarantee on average during the quarter, compared to 73.3% for the Bloomberg Aggregate.
•	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries widened by 77 bps during the quarter. The portfolio had an average 13.2% allocation to REMICS during the fourth quarter.

2022 Q4 Portfolio Commentary

Fundamentals December 31, 2022	HIT	Bloomberg Aggregate*	AAA Index*		HIT	Bloomberg Aggregate*	AAA Index*
CREDIT PROFILE				YIELD
US Government/Agency/AAA/Cash	89.0%	73.3%	100.0%	Current Yield	3.49%	3.03%	2.60%
				Yield to Worst	5.20%	4.68%	4.41%
INTEREST RATE RISK				CALL RISK
Effective Duration	5.97	6.13	5.87	Call Protected	75%	73%	62%

Market Overview

Global economic activity continues to be challenged by elevated inflation, high interest rates, the war in Ukraine and the lingering effects of Covid-19; accordingly, the US is projected to have solid growth in the fourth quarter but be barely positive for all of 2022.

While inflation slowed in the fourth quarter, it remained close to 40-year highs for most of the year, with core inflation increasing 5.7% at year-end driven by the sharp rise in shelter prices during the year. The Federal Reserve raised the federal funds rate target range by 50 bps at its December meeting, representing a slowdown in the size of their rate hikes from previous meetings, but communicated a strong commitment to tame soaring inflation. The Federal Reserve raised the federal funds range 125 bps in total in the fourth quarter, bringing the range to 4.25-4.50% to conclude 2022.

This dramatic rise in the funds rate, the fastest rate hiking cycle in 40 years, has impacted interest rate sensitive sectors of the economy, such as housing, with US mortgage rates more than doubling during 2022. Sliding demand for single family housing combined with elevated construction costs, higher mortgage rates, and supply chain issues impacted homebuilder confidence, which ended the year at the lowest level since 2012. With higher mortgages rates, rising home prices, and shortages of affordable housing across the country, housing affordability ended the year at lows not seen since the 1980s.

Rental price increases hit a high of $1,700/unit in the fourth quarter, $294 higher than before the pandemic. With many individuals and families priced out of homebuying, households have chosen to rent longer, which sustained multifamily demand in 2022. In addition, a report from Up for Growth found that there is a shortage of affordable housing in 47 states and Washington DC, a dramatic rise from four years ago when shortages were mostly in coastal markets and the Southwest.

The Yield Curve - Treasuries

Interest rate movement was mixed throughout the quarter, with most tenors close to flat as the yield curve remains inverted. The Federal Reserve maintained their restrictive monetary policy plans due to the high level of inflation, in an effort to slow the economy.

•

The 10- and 30-year US Treasury bonds closed the fourth quarter at 3.87% and 3.96%, respectively. During the quarter, the 2-, 10-, and 30-year rates increased by 15, 4, and 18 bps respectively, while the 5-year rate decreased by 9 bps.

2022 Q4 Portfolio Commentary

•

The Federal Reserve’s balance sheet shrunk from $8.8 trillion to $8.6 trillion, as their balance sheet runoff continued in the fourth quarter. Given the ongoing normalization, the Fed’s balance sheet will continue shrinking in future quarters.

•

As it relates to balance sheet normalization, the Federal Reserve has established a maximum runoff cap, set at $95 billion per month ($60 billion in Treasuries, $35 billion in MBS). This runoff pace is approximately double that of the prior tightening cycle in 2018 given the size of the balance sheet has doubled.

•

Global central bank policy was also hawkish in the fourth quarter to combat global inflationary pressures. This resulted in the developed markets sovereign yields selling off and the amount of negative yielding global debt to hit $24 billion — the lowest level since 2014 and over $17 trillion lower than the peak in 2020.

Investment Grade Spreads: Multifamily

Agency multifamily securities experienced mixed performance in the fourth quarter as conventional GSE multifamily spreads tightened relative to Treasuries but FHA/Ginnie Mae spreads widened. Agency Commercial MBS (CMBS) issuance slowed for the fourth consecutive quarter as refinance volumes have dried up due to materially higher mortgage rates, offsetting lower bank demand. Ultimately, agency multifamily excess return trailed that of corporates and residential MBS, as multifamily spreads lagged the move tighter across fixed income.

•

Conventional GSE multifamily securities tightened in spread to Treasuries throughout the quarter; falling inflation and rangebound interest rates brought many investors off the sidelines and increased the demand for all fixed income products.

•

FHA-insured multifamily permanent and construction-related MBS experienced widening in nominal spreads during the quarter, struggling in this high interest rate environment. FHA-insured construction-related MBS spreads remain attractive, as they continue to offer the widest yield spread of any agency MBS product (as shown on the chart), giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.

2022 Q4 Portfolio Commentary

•	Total agency multifamily issuance for Q4 2022 slowed considerably versus Q4 2021 given the move higher in rates, coming in at $31 billion versus $50 billion a year prior. Total agency multifamily issuance for 2022 ended at $159 billion versus $202 billion for 2021.
•	2023 multifamily loan purchase caps for Fannie Mae and Freddie Mac will be $75 billion for each Enterprise. The 2023 caps, which decreased from $78 billion for each Enterprise in 2022, reflect an anticipated contraction of the multifamily originations market in 2023. To ensure a strong focus on affordable housing and traditionally underserved markets, FHFA will require that at least 50 percent of the Enterprises’ multifamily business be mission-driven affordable housing.

Market Outlook

The outlook for the US economy remains highly uncertain, with risks weighted to the downside, as the Federal Reserve continues to tighten monetary policy to combat elevated inflation and intends to keep rates high until inflation comes back towards its 2% target. The unemployment rate ended 2022 at 3.5% and is forecasted by the Fed to increase by a percentage point in 2023 as the economy weakens. While the Fed is forecasting a “soft landing” in 2023, many economists expect a recession this year.

The multifamily sector is expected to continue to play a vital role for new households in 2023 as the steep rise in home prices and high mortgage rates place home ownership out of reach for many Americans. This will likely push more young adults to rent for longer, taking advantage of apartment rents that are significantly lower than monthly mortgage payments on average. In addition, decreasing single family housing permits over the last six months could exacerbate housing shortages and sustain further headwinds for prospective homebuyers in 2023.

The national affordable and workforce housing supply shortage should continue to spur development and provide opportunities for the HIT. The HIT’s competitive advantage is its ability to offer multiple financing structures for both construction and permanent loans and to invest directly, differentiating it from traditional fixed income managers that only purchase securities from the secondary market.

In times of heightened market volatility, the HIT remains focused and offers a yield advantage, liquidity, diversification from corporate credit, and defensive positioning relative to other core fixed income managers. Entering 2023, HIT’s portfolio yield is the highest in 15 years, and the HIT offers a high credit quality portfolio with 86% government/agency guarantee, which should benefit investors in the case of a recession. The HIT remains focused on continually building an attractive portfolio consisting of fundamentally strong construction-related multifamily investments that generate attractive yield spreads over Treasuries and other credit-equivalent mortgage investments.

2022 Q4 Portfolio Commentary

Market Data

Fourth Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	0.72%	0	6.09
Agencies	0.82%	-10	3.43
Single family Agency MBS (RMBS)	2.14%	106	5.81
Corporates	3.63%	289	7.10
Commercial MBS (CMBS)	1.02%	-10	4.61
Asset-backed securities (ABS)	0.81%	-20	2.86

Change in Treasury Yields*

Maturity	9/30/22	12/31/22	Change
3 Month	3.247%	4.343%	1.096%
6 Month	3.903%	4.753%	0.850%
1 Year	3.933%	4.687%	0.754%
2 Year	4.279%	4.426%	0.147%
3 Year	4.288%	4.224%	-0.064%
5 Year	4.090%	4.004%	-0.086%
7 Year	3.981%	3.965%	-0.016%
10 Year	3.829%	3.875%	0.046%
20 Year	4.088%	4.144%	0.056%
30 Year	3.776%	3.963%	0.187%

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

2022 Q4 Portfolio Commentary

Portfolio Data as of December 31, 2022

Net Assets	$6,025.06 million
Portfolio Effective Duration	5.97 years	Convexity	0.25
Portfolio Average Coupon	3.11%	Maturity	10.58 years
Portfolio Yield to Worst[1]	5.20%	Portfolio Current Yield[2]	3.49%
Number of Holdings	929	Average Price[3]	87.54

Sector Allocations: 4

Multifamily MBS	74.00%	CMBS – Agency Multifamily^	66.85%
Agency Single-Family MBS	14.57%	Agency Single-Family MBS	14.57%
US Treasury	3.42%	US Treasury Notes/Bonds	3.42%
AAA Private-Label CMBS	0.85%	State Housing Permanent Bonds	4.46%
Multifamily Direct Const. Loans	5.74%	State Housing Construction Bonds	3.54%
Cash & Short-Term Securities	1.42%	Direct Construction Loans	5.74%
		Cash & Short-Term Securities	1.42%
		^ Includes multifamily MBS (58.27%), MF Construction MBS (7.73%), and AAA Private-Label CMBS (0.85%).
Quality Distribution: [3]		Geographical Distribution of Long-Term Portfolio:[5]
US Government or Agency	84.91%
AAA	2.64%	East	16.73%
AA	5.29%	Midwest	20.09%
A	0.00%	South	10.77%
Not Rated	5.74%	West	10.68%
Cash	1.42%	National Mortgage Pools	41.73%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution based on average life:
Cash	1.42%	5-5.99 years	18.31%	0 – 1 year	4.33%
0-0.99 years	16.51%	6-6.99 years	15.10%	1 – 2.99 years	7.76%
1-1.99 years	3.57%	7-7.99 years	8.04%	3 – 4.99 years	10.08%
2-2.99 years	2.95%	8-8.99 years	4.85%	5 – 6.99 years	22.29%
3-3.99 years	6.79%	9-9.99 years	0.81%	7 – 9.99 years	41.73%
4-4.99 years	9.54%	Over 10 years	12.12%	10 – 19.99 years	9.17%
				Greater than 20 years	4.65%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Portfolio market value weighted by current face.

3 Based on total investments and including unfunded commitments.

4 Excludes cash and short-term equivalents, US Treasury and Agency securities.